UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

POWERSTORM HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-184363	45-3733512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31244 Palos Verdes Dr W, Ste 245 Rancho Palos Verdes, CA 90275-5370
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 1-424-327-2991

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Senior management and certain members of the Board of Directors of Powerstorm Holdings, Inc. (the “Company”) have begun using the materials included in Exhibits 99.1, 99.2 and 9.3 to this report (the “Investor Presentations”) in connection with presentations to existing shareholders and potential investors of the Company. The Company gave investor presentations at the 2015 Marcum Microcap Conference and the SeeThruEquity 4th Annual Microcap Investor Conference on May 27, 2015 and May 28, 2015, respectively, and used the Investor Presentations. The Investor Presentations are incorporated into this Item 7.01 by reference.

The information disclosed under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

The Investor Presentations contain “forward-looking statements” within the meaning of the Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue” negatives thereof or similar expressions. These forward-looking statements are found at various places throughout the Investor Presentations and include information concerning possible or assumed future results of our operations; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts.

Any or all of the forward-looking statements included in the Investor Presentations and in any other reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors.  Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the Investor Presentations. All subsequent written and oral forward-looking statements concerning other matters addressed in the Investor Presentations and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in the Investor Presentations. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Powerstorm- Investor Presentation- Executive Summary
99.2	Powerstorm- Investor Presentation- Overview
99.3	Powerstorm- Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSTORM HOLDINGS, INC.

Date: June 8, 2015	By:	/s/Michel Freni
Michel Freni
Chief Executive Officer